BLACKROCK FUNDSSM

iShares FTSE NAREIT All Equity REIT Index Fund

(the “Fund”)

Supplement dated May 16, 2025 to the Statement of Additional Information (“SAI”) of the Fund,

dated October 3, 2024, as amended or supplemented to date

Effective June 30, 2025, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Jennifer Hsui, CFA, Paul Whitehead, Matt Waldron, CFA, Peter Sietsema, CFA, and Steven White are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. On or about June 30, 2025, Paul Whitehead will no longer serve as a portfolio manager of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following tables set forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of January 31, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jennifer Hsui, CFA	351 $2.68 Trillion	4 $584.48 Thousand	0 $0	0 $0	0 $0	0 $0
Paul Whitehead[1]	360 $2.68 Trillion	345 $1.18 Trillion	135 $798.4 Billion	0 $0	0 $0	0 $0
Matt Waldron, CFA	278 $2.51 Trillion	3 $3.45 Billion	6 $5.85 Billion	0 $0	0 $0	0 $0
Peter Sietsema, CFA	349 $2.68 Trillion	3 $88.77 Million	4 $4.59 Billion	0 $0	0 $0	0 $0
Steven White	278 $2.51 Trillion	0 $0	0 $0	0 $0	0 $0	0 $0

[1]	On or about June 30, 2025, Paul Whitehead will no longer serve as a portfolio manager of the Fund.

The last sentence of sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Whitehead, Waldron, Sietsema, and White and Ms. Hsui is not measured against a specific benchmark. On or about June 30, 2025, Paul Whitehead will no longer serve as a portfolio manager of the Fund.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of January 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Jennifer Hsui, CFA	None
Paul Whitehead[1]	None
Matt Waldron, CFA	None
Peter Sietsema, CFA	None
Steven White	None

[1]	On or about June 30, 2025, Paul Whitehead will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.